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

Household Consumer Loan Trust, Series 1995-1
Deposit Trust Calculations
Previous Due Period Ending                          Oct 31, 1999
Current Due Period Ending                           Nov 30, 1999
Prior Distribution Date                             Nov 12, 1999
Distribution Date                                   Dec 14, 1999
Beginning Trust Principal Receivables           3,893,403,112.36
Average Principal Receivables                   4,177,090,757.73
FC&A Collections (Includes Recoveries)             68,281,240.98
Principal Collections                             135,825,612.99
Additional Balances                                56,164,070.48
Net Principal Collections                          79,661,542.51
Defaulted Amount                                   32,644,632.55
Miscellaneous Payments                                      0.00
Principal Recoveries                                1,724,994.00

Beginning Participation Invested Amount           338,351,759.84
Beginning Participation Unpaid Principal          338,351,759.84
Balance
Ending Participation Invested Amount              329,254,760.48
Ending Participation Unpaid Principal Balance     329,254,760.48

Accelerated Amortization Date                       Oct 15, 2000
Is it the Accelerated Amortization Period?                     0
0=No

OC Balance as % of Ending Participation                   9.521%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                  0
Average  >or=4.25%)  0=No

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 338,351,759.84
Numerator for Fixed Allocation                    347,239,176.56
Denominator - Max(Sum of Numerators, Principal  4,177,090,757.73
Receivables)
Applicable Allocation Percentage                         8.1002%
Investor FC&A Collections                           5,530,901.62

Series Participation Interest Default Amount
Numerator for Floating Allocation                 338,351,759.84
Denominator - Max(Sum of Numerators, Principal  4,177,090,757.73
Receivables)
Floating Allocation Percentage                           8.1002%
Series Participation Interest Default Amount        2,644,273.13


Principal Allocation Components
Numerator for Floating Allocation                 338,351,759.84
Numerator for Fixed Allocation                    347,239,176.56
Denominator - Max(Sum of Numerators, Principal  4,177,090,757.73
Receivables)


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Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through           6.7500%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               6.7500%
(c) Rate Sufficient to Cover Interest, Yield             5.1779%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          338,351,759.84
Principal Balance
(e) Actual days in the Interest Period                        32
Series Participation Monthly Interest, [a*d*e]      2,030,110.56

Series Participation Interest Interest                      0.00
Shortfall
Previous Series Participation Interest Interest             0.00
Shortfall

Additional Interest                                         0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections,           9,096,999.36
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)       6,452,726.23
or e]
(b) prior to Accelerated Amort. Date or not         6,452,726.23
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                       8.1002%
(d) Net Principal Collections                      79,661,542.51
(e) after Accelerated Amort Date or Early Amort    11,291,105.88
Period, [f*g]
(f) Fixed Allocation Percentage                          8.3129%
(g) Collections of Principal
                                                  135,825,612.99

(h) Minimum Principal Amount, [Min(i,l)]            3,446,058.55
(i)  Floating Allocation Percentage of             11,002,115.55
Principal Collections
(j)  1.8% of the Series Participation Interest      6,090,331.68
Invested Amount
(k) Series Participation Interest Net Default       2,644,273.13
Payment Amount
(l)  the excess of (j) over (k)                     3,446,058.55

(m) Series Participation Interest Net Default       2,644,273.13
Payment Amount

(n) Optional Repurchase Amount (principal only)             0.00
at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin. Collections     5,530,901.62
[Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                 0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other               0.00
than HFC
Series Participation Interest Monthly Interest      2,030,110.56
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest Shorfall             0.00
[Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        2,644,273.13
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-            0.00
Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                  563,919.60
Excess [Sec. 4.11(a)(vi)]                             292,598.33

Series Participation Investor Charge Off [Sec.              0.00
4.12(a)]

Seller's Interest
                                                  935,731,458.81

Seller's Interest Percentage                              23.02%

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


Series 1995-1
Owner Trust
Calculations
Due Period Ending     Nov 30, 1999
Payment Date          Dec 15, 1999

Calculation of Interest Expense

Index (LIBOR)      5.400000%
Accrual end date,            Dec 15, 1999
accrual beginning date       Nov 15, 1999
and days in Interest Period            30

                     Class A        Class B    Certificates      Overcoll Amount
Beginning     169,103,538.42  125,190,151.14   11,842,311.60      32,215,758.68
Unpaid
Principal
Balance

Previously              0.00            0.00            0.00
unpaid
interest/yield

Spread to              0.24%          0.625%           1.03%
index

Rate (capped       5.640000%       6.025000%       6.430000%
at 13.0%,
15%, 16%)

Interest/Yield    794,786.63      628,558.88       63,455.05
Payable on
the Principal
Balance

Interest on             0.00            0.00            0.00
previously
unpaid
interest/yield

Interest/Yield    794,786.63      628,558.88       63,455.05
Due

Interest/Yield
Paid              794,786.63      628,558.88       63,455.05

Summary

Beginning
Security      169,103,538.42   125,190,151.14   11,842,311.60     32,215,758.68
Balance

Beginning
Adjusted      169,103,538.42   125,190,151.14   11,842,311.60
Balance

Principal       4,546,648.13     3,365,889.76      318,394.99        936,556.43
Paid

Ending
Security      164,556,890.29   121,824,261.38   11,523,916.61     31,349,692.20
Balance

Ending
Adjusted      164,556,890.29   121,824,261.38   11,523,916.61
Balance

Ending                                                3.5000%
Certificate
Balance as %
Participation
Interest Invested
Amount

Targeted      164,627,380.24   121,824,261.38   11,523,916.61
Balance

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

Minimum                         61,666,666.67    5,833,333.33     15,833,333.33
Adjusted
Balance

Certificate                                      9,977,736.26
Minimum
Balance

Ending OC                                                         31,349,692.19
Amount as
Holdback Amount

Ending OC                                                                  0.01
Amount as
Accelerated
Prin Pmts

Beginning Net           0.00             0.00            0.00              0.00
Charge offs

Reversals               0.00             0.00            0.00              0.00

Charge offs             0.00             0.00            0.00              0.00

Ending Net              0.00             0.00            0.00              0.00
Charge Offs

Interest/Yield    $1.0597155       $3.6502525      $2.0939496
Paid per $1000

Principal         $6.0621975      $19.5468522     $10.5066985
Paid per $1000

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

Series 1995-1  Owner Trust Calculations
Due Period                                          November 1999
Payment Date                                         Dec 15, 1999
Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections         9,096,999.36
(b) Series Participation Interest Charge Offs                0.00
(c) Lesser of Excess Interest and Carryover                  0.00
Charge offs

Accelerated Principal Payment                           70,489.95

Series Participation Interest Monthly Interest       2,030,110.56

Allocation of Optimum Monthly Principal and
Series Part. Interest Monthly Interest

Interest and Yield
  Pay Class A Interest Distribution- Sec.              794,786.63
3.05(a)(i)(a)


  Pay Class B Interest Distribution- Sec.              628,558.88
3.05(a)(i)(b)
  Pay Certificates the Certificate Yield- Sec.          63,455.05
3.05(a)(i)(c)

Principal up to Optimum Monthly Principal
Balance
  Pay Class A to Targeted Principal Balance-         4,476,158.18
Sec. 3.05(a)(ii)(a)


  Pay Class B to Targeted Principal Balance          3,365,889.76
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)

Pay Certificate Yield if not paid pursuant to                0.00
Sec. 3.05 (a)(i)(c)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance        318,394.99
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt            936,556.43
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A to Targeted Principal Balance                  0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)


  Pay Class B to Targeted Principal Balance                  0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A to zero- Sec. 3.05(a)(v)(c)               70,489.95


  Pay Class B to zero- Sec. 3.05(a)(v)(d)                    0.00

Principal up to Optimal Monthly Principal
  Pay Class A to zero- Sec. 3.05(a)(vi)(a)                   0.00


  Pay Class B to zero- Sec. 3.05(a)(vi)(b)                   0.00
  Pay Certificates up to Certificate Minimum                 0.00
Balance or zero- Sec. 3.05(a)(vi)(c)
  Pay HCLC Optimum Monthly Principal provided                0.00
OC >0- Sec. 3.05(a)(vi)(d)

Remaining Amounts to Holder of Designated              472,820.05
Certificate - Sec. 3.05(a)(vii)



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

Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt        936,556.43
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal                     0.00
provided OC >0- Sec. 3.05(a)(vi)(d)

To Designated Certificate Holder up to total            70,489.95
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback        866,066.48
Amount
To HCLC any remaining amounts                                0.00

Principal paid to the Designated Certificate             3,194.04

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